Exhibit 99.2

Third Quarter 2024 Earnings Presentation October 31, 2024

2 Today’s Speakers Marty Kropelnicki Chairman & CEO James Lynch Sr. Vice President, CFO & Treasurer Greg Milleman Vice President, Rates & Regulatory Affairs

3 This presentation contains forward - looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (PSLRA) . The forward - looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the PSLRA . Forward - looking statements in this presentation are based on currently available information, expectations, estimates, assumptions and projections, and our management's beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions . These statements are not statements of historical fact . When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks, commits or variations of these words or similar expressions are intended to identify forward - looking statements . Examples of forward - looking statements in this presentation include, but are not limited to, statements describing expectations regarding potential increases in revenue, capital investments or expenditures, depreciation or regulated rate base, Group’s plans and proposals pursuant to Cal Water’s General Rate Case (GRC) filed on July 8 , 2024 , anticipated recovery from unrecorded regulatory mechanisms, impacts of the decision of the California Public Utilities Commission on Cal Water’s 2021 GRC, compliance with new PFAS regulations, and sufficiency of cash to support capital investment and growth . Forward - looking statements are not guarantees of future performance . They are based on numerous assumptions that we believe are reasonable but are subject to uncertainty and risks . Actual results may vary materially from what is contained in a forward - looking statement . Factors that may cause actual results to be different than those expected or anticipated include, but are not limited to : our ability to integrate business acquisitions and operate them in an effective and accretive manner ; governmental and regulatory commissions' decisions ; consequences of eminent domain actions relating to our water systems ; changes in regulatory commissions' policies and procedures ; the outcome and timeliness of regulatory commissions' actions concerning rate relief and other actions ; changes in water quality standards ; changes in environmental compliance and water quality requirements ; electric power interruptions ; the impact of opposition to rate increases ; our ability to recover costs ; availability of water supplies ; issues with the implementation, maintenance or security of our information technology systems ; civil disturbances or terrorist threats or acts ; the adequacy of our efforts to mitigate physical and cyber security risks and threats ; the ability of our enterprise risk management processes to identify or address risks adequately ; changes in customer water use patterns and the effects of conservation ; the impact of weather, climate change, natural disasters, and actual or threatened public health emergencies ; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends ; the impact of market conditions and volatility on unrealized gains or losses on our operating results ; risks associated with expanding our business and operations geographically ; and other risks and unforeseen events described in our Annual Report on Form 10 - K and other reports filed from time to time with the SEC . In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date of this presentation . We are not under any obligation, and we expressly disclaim any obligation to update or alter any forward - looking statements, whether as a result of new information, future events or otherwise . Nothing in this presentation constitutes an offer to sell, or a solicitation of an offer to buy, any securities or should be treated or relied upon as a recommendation or advice . A credit or environmental, social and governance (ESG) rating is not a recommendation to buy, sell or hold any securities, may be changed at any time by the applicable ratings agency and should be evaluated independently of any other information . Forward - Looking Statements and Other Important Information

4 Highlights from the Period Results reflect c ontinued benefit from resolution of 2021 CA GRC Filed 2024 CA GRC / Infrastructure Improvement Plans for 2025 - 2027 Initial pre - hearing conference has been conducted, and a judge and commissioner have been assigned. Made critical infrastructure investments totaling $ 332.2M to support our ability to provide safe, reliable water supply Received awards for conservation, workplace, and sustainability 1 2 3 4 5 Approved advice letters relating to regulatory mechanisms to provide $94.2M in cash authorized for collection over next three years

5 Third Quarter 2024 Financials % Change $ Variance Q3 2023 Q3 2024 (in millions except EPS amounts and % s) 17.5% $44.6 $255.0 $299.6 Operating Revenue 10.1% $21.3 $211.5 $232.8 Operating Expenses 6.2% $0.8 $12.8 $13.6 Net Interest Expense 76.5% $26.3 $34.4 $60.7 Net Income Attributable to CWT 71.7% $0.43 $0.60 $1.03 Diluted Earnings per Share Note: Due to adoption of the 2021 CA GRC, Q1 2024 net income included interim rate relief totaling $64.0M attributable to 202 3, of which $15.2M was attributable to Q3 2023.

Diluted EPS Bridge Q3 2023 to Q3 2024 6 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 - $0.04 - $0.04 $0.60 - $0.12 $0.56 $ 0.09 $0.10 - $0.10 $1.03

7 Year - to - Date 2024 Financials 7 % Change $ Variance YTD 2023 YTD 2024 (in millions except EPS amounts and % s) 40.4% $234.5 $580.1 $814.6 Operating Revenue 15.5% $83.6 $538.2 $621.8 Operating Expenses 13.9% $5.2 $37.5 $42.7 Net Interest Expense 684.9% $149.3 $21.8 $171.1 Net Income Attributable to CWT 671.1% $2.55 $0.38 $2.93 Diluted Earnings per Share Note: Due to adoption of the 2021 CA GRC, Q1 2024 net income included interim rate relief totaling $64.0M attributable to 202 3, of which $50.4M was attributable to the year - to - date period ended 9/30/23.

Diluted EPS Bridge YTD 2023 to YTD 2024 8 $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 $2.40 $2.80 $3.20 $3.60 - $0.18 - $0.13 $0.17 - $0.25 $0.38 $0.12 $0.04 $ 1.19 $1.29 $0.21 $0.09 $ 2.93 Reflects regulatory approval of Cal Water’s 2021 GRC in Q1 24

9 Growth in capital investment outpaces depreciation (in millions) 2015 - 2024* TOTAL CapEx 3x DEPRECIATION *Estimates for 2024: Capital Investment through Q3 2024 was $ 332.2M ; depreciation through Q3 2024 was $ 98.9M . **Estimates for 2025 - 2027 are based on amounts requested in the 2024 California GRC application plus estimated capital expenditu res in other states; these capital expenditures are subject to review and approval by the CPUC and other regulators. Note: Estimates for 2024 - 2027 exclude anticipated $226.0M (before recovery offsets) of estimated PFAS - related capital investment s that will be incurred over multiple years. $177 $229 $259 $272 $274 $299 $293 $328 $384 $385 $660 $750 $655 $61 $64 $77 $84 $89 $99 $109 $115 $121 $133 $144 $136 $150 $0 $100 $200 $300 $400 $500 $600 $700 $800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024* 2025** 2026** 2027** Capital Investment Depreciation Capital Investment & Depreciation CapEx 2025 - 2027** > 4x Depreciation

10 Estimated to achieve over $3.3 billion by 2027 *2024 rate base estimates include amounts authorized in 2021 California GRC plus estimated rate base in other states; these values are not yet adopted and are subject to review and approval by the commissions regulating our non - California operations. **2025 - 2027 rate base estimates include amounts requested in the 2024 California GRC plus estimated rate base in other states; these values are not yet adopted and are subject to review and approval by the CPUC and other regulators. Note: Amounts presented for 2024 - 2027 exclude anticipated $226.0M (before recovery offsets) in PFAS treatment capital investment s that will be incurred over multiple years. Regulated Rate Base Growth $1.24 $1.26 $1.61 $1.87 $2.01 $2.20 $2.36 $2.58 $2.93 $3.35 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2018 2019 2020 2021 2022 2023 2024* 2025** 2026** 2027** (in billions)

Capital Allocation | Balance Sheet Continue to maintain financial discipline with strong balance sheet, while allocating capital in efficient manner Declared 319 th consecutive quarterly dividend of $0.28 per share Authorized CA capital structure of 60.8% equity and 39.2% debt supportive of future growth; CA - authorized ROE affirmed at 10.27% through 2025 Maintain Board - authorized at - the - market program used opportunistically to raise $34.5M during Q3 in support of capital growth and business investments Cal Water issued $ 125M of its 5.22% First Mortgage Bonds due 10/22/54 to support capital growth and business investments 11 Statistics as of September 30, 2024

Liquidity Profile Group maintains strong liquidity profile to execute capital plan and strategic M&A investments • Expect to have adequate cash to support capital investment and growth • Credit facilities of $600M that can be expanded up to $800M; facilities mature in March 2028 • Global credit rating A+/stable affirmed at S&P Global • Cal Water First Mortgage Bonds rated AA - Statistics as of September 30, 2024 12 (in millions) $59.6 $45.6 $340.0 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Unrestricted cash Restricted cash Available credit

13 2024 California General Rate Case Key updates since filing : • Pre - hearing conference has been completed • A judge and commissioner have been assigned to the rate case • Responding to data requests 13 Investment proposed in/for Cal Water districts from 2025 - 27 $1.6B Application proposes Low - Use Water Equity Program that would decouple revenue from water sales to enhance affordability LUWEP Month - long process begun for triennial filing with CPUC 18 (anticipated ) Requests rate adjustments necessary to generate total revenue increases of: • $140.6M , or 17.1%, for 2026 • $74.2M , or 7.7%, for 2027 • $83.6M , or 8.1%, for 2028

No change triggered for California Return on Equity (ROE) in 2025 Water Cost of Capital Mechanism • Cal Water’s current Cost of Capital decision, as extended through 12/31/25, includes Water Cost of Capital Mechanism (WCCM) WCCM features: • Mechanism not triggered during 2024 measurement period, leaving in place current ROE of 10.27% for 2025 14 Provides automatic adjustment (up or down) of adopted ROE Is triggered by positive or negative difference of more than 100 basis points in average Moody’s Aa utility bond index, year over year Is measured during period from 10/1 – 9/30 for changes to go into effect on 1/1 of succeeding year

Received approval for advice letters seeking recovery of $94.2 million to be recognized as cash over next three years Other Regulatory Mechanisms & Filings • Received approval for advice letters relating to Interim Rates Memorandum Account (IRMA), 2023 Monterey Water Rate Adjustment Mechanism (MWRAM), Incremental Cost Balancing Account (ICBA), and other balancing and memorandum accounts Key impacts: 15 Effective 10/1/24 Approximately $94.2M will be collected over three - year period as cash Relates primarily to IRMA and 2023 MWRAM and ICBA regulatory mechanisms Group expects up to $11.6M to be recovered in 2024

EPA names Cal Water 2024 WaterSense ® Excellence Award winner for second consecutive year San Francisco Chronicle names Company a Top Bay Area Workplace for 12 th consecutive year Newsweek names Group one of World’s Most Trustworthy Companies & one of America’s Greenest Companies Great Place to Work® Institute names Company a Great Place to Work for 9th consecutive year National Association of Water Companies awards Maui Operations Manager Living Water Award for leadership during Lahaina fires Recognized Leader 16

Conclusion